UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On March 22, 2017, Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”), entered into an exchange agreement (the “Exchange Agreement”), with an institutional investor (the “Investor”). Prior to the Company entering into the Exchange Agreement, the Investor acquired that certain Non-Negotiable Subordinated Secured Promissory Note, dated as of October 31, 2014, as amended (the “RedPath Note”), issued by the Company and the Company’s subsidiary, Interpace Diagnostics, LLC, in favor of RedPath Equityholder Representative, LLC (the “RedPath Equityholder Representative”) on behalf of the former equityholders of RedPath Integrated Pathology, Inc. (“RedPath”). The RedPath Note, which was entered into in connection with the Company’s acquisition of RedPath in October 2014, had an aggregate principal amount of $9,336,250 outstanding and was acquired by the Investor for $8,869,437.50. The RedPath Equityholder Representative assigned all of its rights, title and interest in the RedPath Note to the Investor, including, but not limited to, its security interest in all of the assets of the Company and the assets of the Company’s subsidiaries.

Pursuant to the Exchange Agreement, the Company and the Investor agreed to exchange the RedPath Note for (i) a senior secured convertible note in the aggregate principal amount of $5,321,662.50 (the “Exchanged Convertible Note”), which is convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in accordance with its terms, and (ii) a senior secured non-convertible note with an aggregate principal amount of $3,547,775 (the “Exchanged Non-Convertible Note” and collectively, the “Exchanged Notes”), for a combined aggregate principal amount of $8,869,437.50. The Exchanged Notes will rank senior to all of the Company’s outstanding and future indebtedness, other than the indebtedness in favor of the Company’s credit line lender and are secured by a perfected security interest in all of the existing and future assets of the Company and those of the Company’s subsidiaries. Upon the reduction of 55% of the aggregate principal amount of each of the Exchanged Notes, the Investor will release its security interest in its entirety.

The Exchange Agreement contains customary representations, warranties and agreements by the Company in favor of the Investor. The representations, warranties and agreements made by the parties in the Exchange Agreement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties, and should not be deemed to be a representation, warranty or agreement to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and agreements contained in the Exchange Agreement may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or agreements were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and agreements should not be relied on as accurately representing the current state of the Company’s affairs at any time.

The closing of the Exchange Agreement occurred on March 23, 2017.

The exchange of the RedPath Note for the Exchanged Notes was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Exchanged Notes

The Exchanged Notes mature at 125% of the face value on the fifteenth month anniversary of the closing date, or June 22, 2018, and bear interest quarterly at one and one hundredth percent (1.01%) per annum (as may be adjusted from time to time). Under the terms of the Exchanged Notes, the Company has the right to require a redemption of a portion (not less than $500,000) or all of the applicable Exchanged Notes prior to their maturity at a price equal to 115% of the principal amount of the Exchanged Notes within the first 180 days of issuance, 120% of the principal amount of the Exchanged Notes between 180 and 270 days of issuance, and 125% of the principal amount of the Exchanged Notes after 270 days of issuance. A mandatory redemption may be required by the Investor in connection with the occurrence of an event of default or change of control. In each event, the redemption price is subject to a premium on parity, and the Exchanged Convertible Note redemption may be subject to a premium on parity if certain unfavorable conditions exist, as described therein.

The Exchanged Convertible Note is convertible into shares of Common Stock. The Investor may elect to convert all or a portion of the Exchanged Convertible Note and all accrued and unpaid interest with respect to such portion, if any, into shares of Common Stock at a fixed conversion price of $2.44 (the “Fixed Conversion Price”). In the event the Company seeks and obtains stockholder approval to issue shares of Common Stock in connection with the conversion of the Exchanged Convertible Note (which determination shall be at the Company’s sole discretion) from and after the date of the Exchange Agreement, the Exchanged Convertible Note may alternatively be converted (“Alternative Conversion”) by the Investor at the greater of (i) $0.40 and (ii) lowest of (x) the applicable conversion price as in effect on the applicable conversion date of the applicable Alternative Conversion, and (y) 88% of the lowest volume-weighted average price of the Common Stock during the 10 consecutive trading day period ending and including the date of delivery of the applicable conversion notice. If the volume-weighted average price of the Common Stock exceeds 135% of the Fixed Conversion Price, or $3.29, for five consecutive trading days and no equity conditions failure then exists, the Company has the option to convert the Exchanged Convertible Note into shares of Common Stock at the Fixed Conversion Price. The Company shall not effect the conversion of any portion of the Exchanged Convertible Note, and the Investor shall not have the right to convert any portion of the Exchanged Convertible Note, to the extent that after giving effect to such conversion, the Investor together with any other persons whose beneficial ownership of the Company’s Common Stock could be aggregated with the Investor’s collectively would be in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. Additionally, any such conversion will be null and void and treated as if never made.

Security Agreements

As noted above, simultaneously with the sale of the RedPath Note to the Investor, RedPath Equityholder Representative assigned all of its security interest in the assets of the Company and its subsidiaries to the Investor. Pursuant to this assignment, on March 23, 2017, the Company and its subsidiaries, Interpace Diagnostics Corporation and Interpace Diagnostics LLC (collectively, the “Material Subsidiaries”), entered into an Amended and Restated Security and Pledge Agreement (the “Security Agreement”) and an Amended and Restated Intellectual Property Security Agreement (the “IP Security Agreement”) with the Investor, evidencing the transfer of security interest in favor of the RedPath Equityholder Representative to the Investor. In addition, the Material Subsidiaries entered into a Guaranty in favor of the Investor, to support the obligations of the Company pursuant to the terms of the Exchange Agreement. The Security Agreement, among other things, authorizes the Investor to file UCC-3 financing statements to transfer the liens on file with the Secretary of State of the State of Delaware to the Investor. The Investor will also have control of certain deposit accounts in the name of the Company. Under the IP Security Agreement, the Company also granted the Investor the right to assign the liens on its intellectual property in favor of the RedPath Equityholder Representative to the Investor. The liens in favor of the Investor are senior to any other indebtedness of the Company, except the lien in favor of the Company’s credit line lender. As noted above, upon the reduction of 55% of the aggregate principal amount of each of the Exchanged Notes, the Investor will release its security interest in its entirety.

Termination Agreement

Simultaneously with the consummation of the sale of the RedPath Note to the Investor, on March 22, 2017, the Company and its subsidiaries entered into a Termination Agreement with the RedPath Equityholder Representative. Under the terms of the Termination Agreement, RedPath Equityholder Representative agreed to terminate certain royalty and milestone rights (collectively, the “Royalties”) provided under that certain Contingent Consideration Agreement, dated October 31, 2014, entered into in connection with the Company’s acquisition of RedPath. In addition, the RedPath Equityholder Representative agreed to terminate its rights, granted under that certain Agreement and Plan of Merger, dated October 31, 2014, among RedPath, the Company and certain other parties, to designate an observer to be present in an observer capacity at meetings of the Company’s board of directors (the “Board Observer Rights”). As consideration for the termination of its Royalties and Board Observer Rights, the Company agreed to issue warrants (the “Warrants”) to purchase up to an aggregate of 100,000 shares of the Company’s Common Stock to certain former equityholders of RedPath, as designated by the RedPath Equityholder Representative. The Company has 10 days from the instruction of the RedPath Equityholder Representative to effect the issuance of any Warrants.

The Warrants will have an exercise price of $4.69 per share, which is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. The Warrants will be exercisable at any time on or after the six month anniversary of the issuance date (the “Initial Exercise Date”) and will survive until the fifth anniversary of the Initial Exercise Date.

If at any time the Company grants, issues or sells any instruments that are convertible into or exercisable or exchangeable for Common Stock or rights to purchase stock, warrants, securities or other property pro rata to all of the stockholders (the “Purchase Rights”), then the holder of a Warrant will be entitled to acquire, on the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant immediately before the date on which a record is taken or otherwise determined for the grant, issuance or sale of such Purchase Rights. In addition, during such time as the Warrants are outstanding, if the Company declares any dividend or other distribution of its assets (or rights to acquire its assets) to all of the stockholders, by way of return of capital or otherwise (a “Distribution”), then, in each such case, the holder will be entitled to participate in such Distribution to the same extent that the holder would have participated therein if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant immediately before the date of which a record is taken or otherwise determined for participation in such Distribution.

The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

The Company’s press release, dated March 23, 2017, announcing the transactions is attached as Exhibits 99.1 to this Current Report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Termination Agreement is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Exchanged Notes is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Termination Agreement, the Warrant and the shares of Common Stock issuable upon the exercise of the Warrant is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1	Senior Secured Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.2	Senior Secured Convertible Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.3	Form of Common Stock Purchase Warrant

10.1	Exchange Agreement, dated as of March 22, 2017, by and between Interpace Diagnostics Group, Inc. and Hudson Bay Master Fund Ltd.

10.2*

Amended and Restated Security and Pledge Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.3*

Amended and Restated Intellectual Property Security Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.4*	Amended and Restated Guaranty, dated as of March 23, 2017, by Interpace Diagnostics, LLC and Interpace Diagnostics Corporation in favor of Hudson Bay Master Fund Ltd.

10.5

Termination Agreement, dated as of March 22, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC, Interpace Diagnostics Corporation, PDI Biopharma, LLC, Group DCA, LLC, Interpace Diagnostics Lab, Inc. and RedPath Equityholder Representative, LLC

99.1	Press Release dated March 23, 2017

* To be filed by amendment

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: March 23, 2017	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Senior Secured Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.2	Senior Secured Convertible Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.3	Form of Common Stock Purchase Warrant

10.1	Exchange Agreement, dated as of March 22, 2017, by and between Interpace Diagnostics Group, Inc. and Hudson Bay Master Fund Ltd.

10.2*

Amended and Restated Security and Pledge Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.3*

Amended and Restated Intellectual Property Security Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.4*	Amended and Restated Guaranty, dated as of March 23, 2017, by Interpace Diagnostics, LLC and Interpace Diagnostics Corporation in favor of Hudson Bay Master Fund Ltd.

10.5

Termination Agreement, dated as of March 22, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC, Interpace Diagnostics Corporation, PDI Biopharma, LLC, Group DCA, LLC, Interpace Diagnostics Lab, Inc. and RedPath Equityholder Representative, LLC

99.1	Press Release dated March 23, 2017

* To be filed by amendment